WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2006

AS SUPPLEMENTED JUNE 14, 2006

The portfolio managers have changed for the Small Cap Growth Fund. The Small Cap Growth Fund is now co-managed by Karl W. Brewer and Colin J. Williams.

These two individuals are responsible for investment strategy, asset allocation, portfolio construction, the majority of research of companies in the Fund’s portfolio of investments, and security selection.

Typically, portfolio decisions regarding stock selection and portfolio construction are made jointly by the two Fund managers. Informal meetings take place frequently between the two members of this management team. It is from these meetings that the portfolio is constructed.

Karl W. Brewer, a principal of William Blair & Company, L.L.C., has managed the Fund since its inception in 1999. He has been with the firm since 1996. He is an analyst and portfolio manager, and a member of the Investment Management Department’s Small Cap Team. Previously, he spent six years at Lehman Brothers, Inc. in the Mergers & Acquisitions and Los Angeles Corporate Finance Departments. Education: B.A., Washington & Lee University; M.B.A., Northwestern University Kellogg Graduate School of Management.

Colin J. Williams, an associate with William Blair & Company, L.L.C., has co-managed the Fund since 2006. He joined the firm in May of 2000 as a research associate in the firm’s Sell-Side Equity Research Department. In 2002, he joined the firm’s Investment Management Department as an analyst. His primary focus has been to provide research coverage of technology companies for the Small Cap Team. Previously, he was with Allegiance Healthcare, a division of Cardinal Health, in various finance positions. He is a member of the CFA Society of Chicago. Education: B.A., Grove City College; and CFA.

The Statement of Additional Information provides additional information about the portfolio managers, including their compensation, other accounts they manage, and their ownership of securities in the Fund.

The information above supplements and supersedes the disclosure in the “Small Cap Growth Fund – Portfolio Management” section of the Prospectuses.

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006,

AS SUPPLEMENTED JUNE 14, 2006

The information below supplements the information on the Funds’ portfolio managers in the “Management of the Trust – Investment Advisor” section of the Statement of Additional Information.

Colin J. Williams is responsible for the management of the Small Cap Growth Fund. As of December 31, 2005, Mr. Williams managed no other accounts.

Mr. Williams, an associate of the Advisor, receives a fixed base salary and a discretionary bonus. The discretionary bonus is determined annually by the head of the Advisor’s Investment Management Department, subject to approval of the Advisor’s Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for Mr. Williams, the dollar range of shares owned in the Fund he manages as of June 12, 2006.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Colin J. Williams	Small Cap Growth Fund	$10,001-$50,000

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with the Statement of Additional Information for future reference.